HYDROMER  TO GALLINI                                                      PAGE-1
LICENSE AGREEMENT
--------------------------------------------------------------------------------

                          LICENSE and SUPPLY AGREEMENT

     THIS AGREEMENT, made this 22nd day of June, 2000, by and between:

               HYDROMER, INC., a New Jersey Corporation with its office located at 35 Industrial Parkway, Somerville, New Jersey 08888 ("HYDROMER");

                                       and

               GALLINI SRL, a Corporation organized under the laws of the Italy, with its office located at Via Frattini; 15-46100 Mantova, Italy("GALLINI").

     WHEREAS, HYDROMER possesses know-how relating to the coating of articles with polyvinyl-pyrrolidone-polyurethane interpolymers to produce COATED PRODUCTS, hereinafter defined; and

     WHEREAS, GALLINI desires to obtain an non-exclusive license from HYDROMER for access to the know-how to enable GALLINI to use and sell (but not make) the COATINGS as defined herein below.

     NOW, THEREFORE, in consideration of the premises and the performance of the mutual covenants herein contained, the parties hereto agree to as follows:

     1.0 Definitions. For the purpose of this AGREEMENT, the following shall apply:

          1.1 "COATINGS" means hydrophilic coatings consisting of Hydromer coating Product 20M-2 with blue pigment for the application only to PRODUCTS.

          1.2 "PRODUCTS" means only intermittent, disposable urinary catheters for use in the field of urology.

          1.3 "COATED PRODUCTS" means PRODUCTS to which COATINGS are applied pursuant to the terms of this AGREEMENT.

          1.4 "KNOW-HOW" means all of HYDROMER'S trade secrets, technical data and information, and other accumulated information, including, but not limited to, any devices, processes, methods, control procedures, formulas, clinical tests, and use intelligence, drawings, specifications, research and development reports, processed data or special equipment which are useful to assist GALLINI to use COATINGS and to manufacture and sell COATED PRODUCTS, which HYDROMER is free to disclose. The parties agree that KNOW-HOW includes the design, manufacturer and operations of any machine build by HYDROMER for GALLINI under a previous or subsequent contract or purchase order.

          1.5 "TERRITORY" means Europe.

HYDROMER  TO GALLINI                                                      PAGE-2
LICENSE AGREEMENT
--------------------------------------------------------------------------------

     2.0 Grant.

          2.1 HYDROMER hereby grants GALLINI a non-exclusive license to use and sell COATED PRODUCTS in the TERRITORY under the KNOW-HOW.

          2.2 HYDROMER hereby reserves unto itself all rights to make, have made, use and sell all other products using hydrophilic coatings consisting of polyvinyl-pyrrolidone-polyurethane interpolymers, including the COATED PRODUCTS licensed hereunder.

          2.3 HYDROMER hereby grants to GALLINI a fully paid right to use the HYDROMER trademark on COATED PRODUCTS and in association with the marketing and promotion thereof. The following credit must appear on all advertisements, packaging and literature for COATED PRODUCTS which use the HYDROMER trademark -- "HYDROMER is a trademark of Hydromer, Inc., USA".

     3.0 Technology Transfer Fee.

          3.1. As consideration for the transfer of the KNOW-HOW and the grant of non-exclusive rights, GALLINI will pay to HYDROMER the non-refundable sum of US $100,000.00 to be paid upon execution of this AGREEMENT.

     4.0 Improvement. During the term of this AGREEMENT, GALLINI shall promptly and fully disclose to HYDROMER any development or improvement relating to the use or practicing of the related KNOW-HOW as applied to the COATINGS conceived and/or reduced to practice by an officer, director, employee, agent, consultant, etc. of GALLINI ("GALLINI IMPROVEMENT"). GALLINI IMPROVEMENTS shall automatically become the property of HYDROMER and shall be added to this AGREEMENT.

     5.0 Secrecy. Each party undertakes to keep secret and confidential and not to disclose to any third party, except as it is necessary in carrying out the purposes of this AGREEMENT, during the term of this AGREEMENT and for a period of five (5) years thereafter any information, data or KNOW-HOW disclosed to it by the other party except:

          5.1 Information, data and KNOW-HOW which at the time of disclosure is in the public domain or publicly known or available;

          5.2 Information, data or KNOW-HOW which, after disclosure, becomes part of the public domain or publicly known or available by publication or otherwise, except by breach of this AGREEMENT by the receiving party;

          5.3 Information, data or KNOW-HOW which the receiver receives from a third party; provided, however, that such information was not obtained by said third party from the other party; and

          5.4 Information, data and KNOW-HOW which the receiver derives independently of such disclosure.

HYDROMER  TO GALLINI                                                      PAGE-3
LICENSE AGREEMENT
--------------------------------------------------------------------------------

     6.0 Technical Assistance. With regard to the COATINGS defined in Article
1.1 herein above, promptly following the execution of this AGREEMENT and on a continuing basis during the term of this AGREEMENT, HYDROMER shall:

          6.1 furnish to GALLINI all KNOW-HOW;

          6.2 furnish the services of HYDROMER employees having knowledge of the KNOW-HOW as may be necessary or appropriate in order to fully (1) to disclose to GALLINI all details and particulars of the KNOW-HOW, and in particular, but without limitation, the coating methods contained therein,
     (2) to consult with GALLINI technical personnel concerning the manufacture, assembly, raw material purchase and other tasks required for the application of COATINGS covered by the KNOW-HOW, including subsequent improvements thereto for the COATINGS; provided GALLINI shall reimburse HYDROMER for the reasonable travel and living expenses incurred by such technical personnel for travel requested by GALLINI hereunder.

     7.0 Warranty.

          7.1 HYDROMER warrants that it has the unrestricted power and authority to grant this license and give access to the KNOW-HOW as provided herein. HYDROMER represents that as of the date of this AGREEMENT it has no knowledge of any pending or threatened litigation against HYDROMER which might impair the rights licensed hereunder.

          7.2 GALLINI warrants, guarantees and agrees that any COATED PRODUCTS will be made in accordance with the laws, rules and regulations of all governments in the TERRITORY and will indemnify and hold HYDROMER harmless as against the claims of any third parties to the contrary. GALLINI will obtain general liability insurance in the amount of at least US$5,000,000 and name HYDROMER as an additional insured. The policy shall have a 30 days notice period to HYDROMER before termination or cancellation.

     8.0 Effective Date and Term.

          8.1 This AGREEMENT will become effective on the day and year first written above and expire December 31, 2020.

          8.2 If either party hereto shall commit any breach of the provisions of this AGREEMENT, and shall not, within ninety (90) days' written notice of such breach by the other party hereto, correct such breach then such other party may, by written notice to the breaching party, immediately terminate this AGREEMENT. The right of either party to take such action shall not be affected in any way by its failure to take any action with respect to any previous breach.

          8.3 If either party should exercise its right to terminate this AGREEMENT, under any applicable provision of this AGREEMENT, then GALLINI'S rights and licenses under Section 2.0 hereof shall immediately terminate, including its right to make further use of the KNOW-HOW acquired from HYDROMER under this AGREEMENT, and which GALLINI is obliged to hold in confidence pursuant to Section 5.0 of this AGREEMENT. Termination of this AGREEMENT shall not relieve either party of obligations incurred prior to termination.

     9.0 Purchase of Hydromer Product.

          9.1 Gallini shall purchase and Hydromer agrees to sell Hydromer coating solution 20M-2 for the limited purpose of applying this product on the PRODUCTS at a price of US$175.00 per gallon in 55 gallon drums, FOB Somerville, NJ. Hydromer may raise the price of this product once per year limited by the cost of living increase in Northern NJ. Provided however, if raw materials increase greater then the increase in the cost of living then Hydromer may pass this additional increase on to GALLINI. GALLINI recognizes and Agrees that it will use Product 20M-2 to coat only the PRODUCTS and no other product.

          9.2 As long as this Agreement is in effect, Hydromer agrees not to sell Product 20M-2 with blue pigment to any other person in the territory for use on PRODUCTS.

     10.0 General.

          10.1 Assignment. This AGREEMENT and all rights and obligations hereunder shall be binding upon and shall inure to the benefit of the respective successors of HYDROMER and GALLINI. Neither GALLINI nor HYDROMER shall have the right to assign any or all of its rights and obligations under this AGREEMENT without the prior written consent of the other party, except that HYDROMER'S consent shall not be required in the event of an assignment or transfer of the AGREEMENT by GALLINI to an affiliate of GALLINI, who undertakes to accept all terms and conditions hereof and carry out all obligations of GALLINI hereunder.

          10.2 Entire Agreement. This AGREEMENT contains the entire agreement between the parties hereto in respect of the subject matter hereof. This AGREEMENT may not be released, discharged, abandoned, changed or modified in any manner except by an instrument in writing signed by a duly authorized officer or representative of each of the parties hereto.

HYDROMER  TO GALLINI                                                      PAGE-4
LICENSE AGREEMENT
--------------------------------------------------------------------------------


          10.3 Waiver and Severability. The waiver by either of the parties of any breach of any provision hereof by the other party shall not be construed to be a waiver of any succeeding breach of such provision of a waiver of the provision itself.

          10.4 Governing Law. This AGREEMENT shall be construed and interpreted in accordance with the laws of the State of New Jersey and the courts of the State of New Jersey shall have jurisdiction over the parties hereto and all matters arising hereunder. The United Nations Convention on Contracts for the International Sale of Goods is hereby disclaimed by both parties.

          10.5 Invalidity. If any of the provisions of this AGREEMENT, or part thereof, is held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this AGREEMENT.

          10.6 Notice. Any notice required or to be given hereunder shall be considered delivered when deposited, postage prepaid, in the United States mail, registered mail, to the address of the other party as specified below or as subsequently modified in writing by the parties.


                   IF TO HYDROMER:

                           Hydromer, Inc.
                           35 Industrial Parkway
                           Somerville, New Jersey  08876
                           Attn:  Manfred F. Dyck, President


                   IF TO GALLINI:

                           Via Frattini; 15-46100 Mantova,
                           Italy

HYDROMER  TO GALLINI                                                      PAGE-5
LICENSE AGREEMENT
--------------------------------------------------------------------------------


IN WITNESS WHEREOF, the parties hereto have caused this AGREEMENT to be executed effective the day and year set forth above.

GALLINI SRL                         HYDROMER, INC.


By:____________________________             By:_________________________________
                  Signature                                   Signature

_______________________________             ____________________________________
               Print Signature                             Print Signature


Title:_________________________             Title:______________________________
                  Print Title                                Print Title